              As filed with the Securities and Exchange Commission
                              on February 3, 1998
                                                      Registration No. 000-23569
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               __________________

                                   FORM 8-A/A

                                AMENDMENT NO. 2

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) or 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           HEADLANDS MORTGAGE COMPANY
                           --------------------------
             (Exact Name of registrant as specified in its charter)


               California                                    94-2851992
               ----------                                    ----------
          (State of incorporation                         (I.R.S. Employer
               or organization)                          Identification No.)

          1100 Larkspur Landing Circle, Suite 101
          Larkspur, California                               94939
          --------------------                               -----
          (Address of principal                           (Zip Code)
          Executive Offices)

If this Form relates to the             If this Form relates to the
 registration of a class of             registration of a class of securities
 securities pursuant to  Section        pursuant to Section 12(g) of the
 12(b) of the Exchange Act and is       Exchange Act and is effective
 effective pursuant to General          pursuant to General Instruction A.(c)
 Instruction A.(c), please check the    please check the following box. [X]
 following box [ ]

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                      Name of each exchange on which
to be so registered                      each class is to be registered
-------------------                      ------------------------------
Not applicable                                Not applicable


       Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED
          -------------------------------------------------------

          The title of the stock of the Registrant being registered hereby is Common Stock, no par value ("the Common Stock"). The description of the Common Stock is contained in the Registrant's Prospectus to be filed pursuant to Rule 424(b) (in connection with its Registration Statement on Form S-1 (333-38267)) under the captions "Prospectus Summary" and "Description of Capital Stock" which description is hereby incorporated herein by reference thereto.

          Item 2.  Exhibits
                   --------

          Instruments defining the rights of holders of the securities being registered hereunder:

          3.1+    Composite Articles of Incorporation of the Registrant.

          3.3+    Amended and Restated Bylaws of the Registrant.

          4.3+    Specimen Common Stock Certificate
______________________________

          + Incorporated by reference to the correspondingly numbered exhibit to the Registration Statement on Form S-1 (Reg. No. 333-38267), filed by the Registrant with the Securities and Exchange Commission on October 20, 1997.

                                   SIGNATURE


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 3, 1998



                    HEADLANDS MORTGAGE COMPANY



                    By:    /s/ Kristen Decker
                       ------------------------------
                       Kristen Decker
                       Senior Vice President
                       and Controller

                                 EXHIBIT INDEX


Exhibit Number                                                      Page Number
--------------                                                      -----------

  3.1+    Composite Articles of Incorporation of the Registrant.

  3.3+    Amended and Restated Bylaws of the Registrant.

  4.3+    Specimen Common Stock Certificate



______________________________

  + Incorporated by reference to the correspondingly numbered exhibit to the Registration Statement on Form S-1 (Reg. No. 333-38267) filed by the Registrant with the Securities and Exchange Commission on October 20, 1997.



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